EXHIBIT 99.1

This Statement on Form 4 is filed jointly by the Reporting Persons listed below. The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE CAPITAL GROUP HOLDINGS GP, LLC
                          --------------------------------------

Date of Event Requiring Statement: December 1, 2009
                                   ----------------

Issuer Name and Ticker or Trading Symbol:   XCO
                                            ---


                                OAKTREE CAPITAL I, L.P.


                                By: OCM Holdings I, LLC
                                Its: General Partner


                                By:   /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Vice President and Secretary


                                By:  /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Vice President and Assistant Secretary



                                OCM HOLDINGS I, LLC


                                By:  /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Vice President and Secretary


                                By:  /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Vice President and Assistant Secretary



                                OAKTREE HOLDINGS, LLC


                                By: Oaktree Capital Group, LLC
                                Its: Managing Member


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Senior Vice President and Secretary


                                By:  /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Vice President and Assistant Secretary


Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.

                                OCM EXCO HOLDINGS, LLC


                                By: Oaktree Capital Management, L.P.,
                                Its: Manager


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Managing Director and General Counsel


                                By:  /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Senior Vice President, Legal



                                OAKTREE CAPITAL MANAGEMENT, L.P.


                                By:  /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Managing Director and General Counsel


                                By: /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Senior Vice President, Legal



                                OAKTREE HOLDINGS, INC.


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Sole Director, Vice President and
                                        Secretary


                                By: /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Vice President and Assistant Secretary



                                OAKTREE CAPITAL GROUP, LLC


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Senior Vice President and Secretary


                                By: /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Vice President and Assistant Secretary



Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.

                                OAKTREE CAPITAL GROUP HOLDINGS, L.P.


                                By: Oaktree Capital Group Holdings GP, LLC
                                Its: General Partner


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Managing Director and General Counsel


                                By:  /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Senior Vice President



                                OAKTREE CAPITAL GROUP HOLDINGS GP, LLC


                                By: /s/ Todd Molz
                                    ------------------------------------------
                                Name:   Todd Molz
                                Title:  Managing Director and General Counsel


                                By: /s/ Lisa Arakaki
                                    ------------------------------------------
                                Name:   Lisa Arakaki
                                Title:  Senior Vice President




Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB Number.